Exhibit 99.1

FOR IMMEDIATE RELEASE
Comscore Reports First Quarter 2022 Results
Revenue of $94.0 Million, up 4% from Q1 2021
Net Loss of $9.3 Million versus $36.4 Million in Q1 2021
Adjusted EBITDA of $6.8 Million, up 22% from Q1 2021
RESTON, Va., May 10, 2022 – Comscore, Inc. (Nasdaq: SCOR), a trusted partner for planning, transacting, and evaluating media across platforms, today reported financial results for the quarter ended March 31, 2022.
Q1 2022 Financial Highlights
•Revenue for the first quarter was $94.0 million compared to $90.3 million in Q1 2021
•TV measurement grew double digits year over year on new business wins and renewals with long-standing partners
•Activation up 20% year over year as our privacy-forward solutions are beginning to scale
•Net loss of $9.3 million compared to a net loss of $36.4 million in Q1 2021
•Adjusted EBITDA of $6.8 million compared to $5.6 million in Q1 2021
Recent Business Developments
Cross Platform Solutions
•MRC audit for Local and National Television measurement is underway
•New National TV business wins with Warner Bros. Discovery and Paramount Global
•Warner Bros. Discovery considers Comscore as an alternative currency provider with multiple national agencies
•NBCU certifies Comscore for Local currency measurement, NBCU's only certified Local provider
•Comcast Cable's ad sales division Effectv announces Comscore as a currency for its local markets
•Sinclair becomes first TV group to subscribe to a multiyear contract with Comscore's Consumer Intelligence (CCI) for local markets
•Expanded relationship with WideOrbit to include Comscore as a new currency for its local markets, with automated TV buying and selling across 1700 stations in all 210 markets
Digital Ad Solutions
•Renewed partnership with IRI to add custom CPG segments to Comscore's growing Activation suite of privacy-forward product offerings
•Tremor International partners with Comscore's cookie-free Predictive Audiences to pre-bid audience targeting across desktop, mobile and connected TV (CTV)
•New business with Redfin and WebMD
•CCR engagement with NBCU and Warner Bros. Discovery
"This was another solid quarter of year-over-year growth for Comscore. I am proud of the progress we are making across all our lines of business. As the measurement landscape evolves, Comscore remains focused on delivering superior products that drive the best outcomes for our clients. Throughout the quarter we continued to sign new clients and renewed long-standing currency relationships with industry-leading companies. There continues to be a tremendous opportunity for Comscore as it positions itself as the leading cross-platform currency, which we expect will continue to drive revenue growth throughout 2022," said Bill Livek, CEO and Executive Vice Chairman of Comscore.
First Quarter Summary Results
Revenue in the first quarter was $94.0 million, up 4% from $90.3 million in Q1 2021, with growth from increases in TV, Movies, Custom Solutions, and Activation partially offset by lower revenue from services related to our international digital measurement offering. Expenses from cost of revenues, sales and marketing, research and development and general and administrative were $97.7 million, up 2.5% from $95.4 million in Q1 2021.

Net loss for the quarter was $9.3 million, compared to net loss of $36.4 million in Q1 2021. Included in net loss for Q1 2021 was a $15.3 million non-cash charge related to the recapitalization transaction that closed in March 2021. After accounting for dividends on our convertible preferred stock, loss per share attributable to common shares was $(0.14), compared to a loss per share of $(0.49) in Q1 2021.
Adjusted EBITDA for the quarter was $6.8 million, compared to $5.6 million in Q1 2021, resulting in adjusted EBITDA margins of 7% and 6%, respectively. Adjusted EBITDA and adjusted EBITDA margin exclude stock-based compensation, change in fair value of contingent consideration, financing derivatives and warrants liability, debt extinguishment costs, amortization of cloud-computing implementation costs, and other items as presented in the accompanying tables.
Balance Sheet and Liquidity
As of March 31, 2022, cash, cash equivalents and restricted cash totaled $30.1 million. Total debt principal, including $16.0 million in outstanding borrowings under our senior secured revolving credit agreement, was $20.5 million.
2022 Outlook
Based on current trends and expectations, we continue to believe that revenue will increase mid to high single digits over 2021 and expect the adjusted EBITDA margin to be consistent with 2021.
Conference Call Information for Today, Tuesday, May 10, 2022 at 5:00 p.m. ET
Management will provide commentary on the company's results in a conference call on Tuesday, May 10, 2022 at 5:00 p.m. ET. To access this call, dial +1 844-229-7593 (U.S. and Canada) or +1 314-888-4258 (international) and reference Conference ID # 9990618. Participants are advised to dial in at least 10 minutes prior to the call to register. Additionally, a live webcast of the conference call will be available on the Investor Relations section of the company's website at ir.comscore.com/events-presentations.
Following the conference call, a replay will be available by dialing +1 855-859-2056 (U.S. and Canada) or +1 404-537-3406 (international) with Conference ID #9990618. The replay will also be available via webcast at ir.comscore.com/events-presentations.
About Comscore
Comscore is a trusted partner for planning, transacting and evaluating media across platforms. With a data footprint that combines digital, linear TV, over-the-top and theatrical viewership intelligence with advanced audience insights, Comscore allows media buyers and sellers to quantify their multiscreen behavior and make business decisions with confidence. A proven leader in measuring digital and TV audiences and advertising at scale, Comscore is the industry's emerging, third-party source for reliable and comprehensive cross-platform measurement.
Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, our expectations, forecasts, plans and opinions regarding expected revenue growth and adjusted EBITDA margin for future periods, the impact of new customer contracts and partnerships on our business and revenue prospects, evolving industry trends, Comscore's currency opportunities, and product development and innovation. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, changes in our business and customer, partner and vendor relationships; external market conditions and competition; evolving privacy and regulatory standards; the continuing impact of the Covid-19 pandemic and related government mandates; and our ability to achieve our expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other filings that we make from time to time with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website (www.sec.gov).
Investors are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not intend or undertake, and expressly disclaim, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures
To provide investors with additional information regarding our financial results, we are disclosing herein adjusted EBITDA and adjusted EBITDA margin, which are non-GAAP financial measures used by our management to understand and evaluate our core operating performance and trends. We believe that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating our operating results, as they permit our investors to view our core business performance using the same metrics that management uses to evaluate our performance. Nevertheless, our use of these non-GAAP financial measures has limitations as an analytical tool, and investors should not consider these measures in isolation or as a substitute for analysis of our results as reported under GAAP. Instead, you should consider these measures alongside GAAP-based financial performance measures, net loss, various cash flow metrics, and our other GAAP financial results. Set forth below are reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measure, net loss. These reconciliations should be carefully evaluated.
Press
Bill Daddi
Daddi Brand Communications
917-370-1341
press@comscore.com

Investors
John Tinker
Comscore, Inc.
212-203-2129
jtinker@comscore.com

COMSCORE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	As of	As of
	March 31, 2022	December 31, 2021
(In thousands, except share and par value data)	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$29,629	$21,854
Restricted cash	425	425
Accounts receivable, net of allowances of $972 and $1,173, respectively	64,618	72,059
Prepaid expenses and other current assets	14,378	14,769
Total current assets	109,050	109,107
Property and equipment, net	35,600	36,451
Operating right-of-use assets	27,744	29,186
Deferred tax assets	3,173	2,811
Intangible assets, net	33,166	39,945
Goodwill	435,473	435,711
Other non-current assets	11,507	10,263
Total assets	$655,713	$663,474
Liabilities, Convertible Redeemable Preferred Stock and Stockholders' Equity
Current liabilities:
Accounts payable	$29,124	$23,575
Accrued expenses	38,393	45,264
Contract liability	58,563	54,011
Customer advances	10,933	11,613
Warrants liability	8,085	10,520
Current operating lease liabilities	7,579	7,538
Other current liabilities	18,251	12,850
Total current liabilities	170,928	165,371
Non-current operating lease liabilities	34,238	36,055
Non-current portion of accrued data costs	18,195	16,005
Revolving line of credit	16,000	16,000
Deferred tax liabilities	2,762	2,103
Other non-current liabilities	12,445	16,879
Total liabilities	254,568	252,413
Commitments and contingencies
Convertible redeemable preferred stock, $0.001 par value; 82,527,609 shares authorized, issued and outstanding as of March 31, 2022 and December 31, 2021; aggregate liquidation preference of $215,688 as of March 31, 2022, and $211,863 as of December 31, 2021	187,885	187,885
Stockholders' equity:
Preferred stock, $0.001 par value; 7,472,391 shares authorized as of March 31, 2022 and December 31, 2021, respectively; no shares issued or outstanding as of March 31, 2022 or December 31, 2021	—	—
Common stock, $0.001 par value; 275,000,000 shares authorized as of March 31, 2022 and December 31, 2021; 97,470,138 shares issued and 90,705,342 shares outstanding as of March 31, 2022, and 97,172,086 shares issued and 90,407,290 shares outstanding as of December 31, 2021	91	90
Additional paid-in capital	1,687,608	1,683,883
Accumulated other comprehensive loss	(12,639)	(12,098)
Accumulated deficit	(1,231,816)	(1,218,715)
Treasury stock, at cost, 6,764,796 shares as of March 31, 2022 and December 31, 2021	(229,984)	(229,984)
Total stockholders' equity	213,260	223,176
Total liabilities, convertible redeemable preferred stock and stockholders' equity	$655,713	$663,474

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)

	Three Months Ended March 31,
(In thousands, except share and per share data)	2022	2021
Revenues	$93,966	$90,330

Cost of revenues (1) (2)	52,918	52,702
Selling and marketing (1) (2)	17,166	17,827
Research and development (1) (2)	9,532	10,353
General and administrative (1) (2)	18,117	14,468
Amortization of intangible assets	6,779	6,439
Total expenses from operations	104,512	101,789
Loss from operations	(10,546)	(11,459)
Other income (expense), net	2,433	(8,274)
Gain from foreign currency transactions	420	1,074
Interest expense, net	(200)	(7,045)
Loss on extinguishment of debt	—	(9,629)
Loss before income taxes	(7,893)	(35,333)
Income tax provision	(1,383)	(1,022)
Net loss	$(9,276)	$(36,355)
Net loss available to common stockholders
Net loss	$(9,276)	$(36,355)
Convertible redeemable preferred stock dividends	(3,825)	(935)
Total net loss available to common stockholders	$(13,101)	$(37,290)
Net loss per common share:
Basic and diluted	$(0.14)	$(0.49)
Weighted-average number of shares used in per share calculation - Common Stock:
Basic and diluted	91,686,733	76,147,342
Comprehensive loss:
Net loss	$(9,276)	$(36,355)
Other comprehensive loss:
Foreign currency cumulative translation adjustment	(541)	(2,151)
Total comprehensive loss	$(9,817)	$(38,506)

(1) Excludes amortization of intangible assets, which is presented separately in the Consolidated Statements of Operations and Comprehensive Loss.
(2) Stock-based compensation expense is included in the line items above as follows:

	Three Months Ended March 31,
	2022	2021
Cost of revenues	$301	$855
Selling and marketing	263	955
Research and development	200	642
General and administrative	1,772	2,485
Total stock-based compensation expense	$2,536	$4,937

COMSCORE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Three Months Ended March 31,
(In thousands)	2022	2021
Operating activities:
Net loss	$(9,276)	$(36,355)
Adjustments to reconcile net loss to net cash provided by operating activities:
Amortization of intangible assets	6,779	6,439
Depreciation	4,191	4,054
Stock-based compensation expense	2,536	4,937
Change in fair value of contingent consideration liability	2,348	—
Non-cash operating lease expense	1,483	1,262
Amortization expense of finance leases	704	443
Deferred tax provision	513	638
Change in fair value of warrants liability	(2,435)	10,001
Loss on extinguishment of debt	—	9,629
Non-cash interest expense on senior secured convertible notes	—	4,692
Other	469	260
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	7,301	7,326
Prepaid expenses and other assets	(1,270)	3,119
Accounts payable, accrued expenses and other liabilities	(2,288)	4,970
Contract liabilities and customer advances	3,209	(2,085)
Current Operating lease liabilities	(1,856)	(1,442)
Net cash provided by operating activities	12,408	17,888

Investing activities:
Capitalized internal-use software costs	(3,452)	(3,535)
Purchases of property and equipment	(347)	(157)
Net cash used in investing activities	(3,799)	(3,692)

Financing activities:
Principal payments on finance leases	(796)	(466)
Principal payment and extinguishment costs on senior secured convertible notes	—	(204,014)
Principal payment and extinguishment costs on secured term note	—	(14,031)
Proceeds from issuance of convertible redeemable preferred stock, net of issuance costs	—	188,183
Other	48	(149)
Net cash used in financing activities	(748)	(30,477)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(86)	(588)
Net increase (decrease) in cash, cash equivalents and restricted cash	7,775	(16,869)
Cash, cash equivalents and restricted cash at beginning of period	22,279	50,741
Cash, cash equivalents and restricted cash at end of period	$30,054	$33,872

	As of March 31,
	2022	2021
Cash and cash equivalents	$29,629	$29,075
Restricted cash	425	4,797
Total cash, cash equivalents and restricted cash	$30,054	$33,872

Reconciliation of Non-GAAP Financial Measures
The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted EBITDA and adjusted EBITDA margin for each of the periods identified:

	Three Months Ended March 31,
(In thousands)	2022 (Unaudited)	2021 (Unaudited)
GAAP net loss	(9,276)	(36,355)

Amortization of intangible assets	6,779	6,439
Depreciation	4,191	4,054
Income tax provision	1,383	1,022
Amortization expense of finance leases	704	443
Interest expense, net	200	7,045
EBITDA	3,981	(17,352)

Adjustments:
Stock-based compensation expense	2,536	4,937
Change in fair value of contingent consideration liability	2,348	—
Amortization of cloud-computing implementation costs	359	—
Loss on extinguishment of debt	—	9,629
Other (income) expense, net (1)	(2,435)	8,351
Non-GAAP adjusted EBITDA	$6,789	$5,565
Non-GAAP adjusted EBITDA margin (2)	7.2%	6.2%
(1) Adjustments to other (income) expense, net reflect non-cash changes in the fair value of financing derivatives, interest make-whole derivative and warrants liability included in other income (expense), net on our Condensed Consolidated Statements of Operations and Comprehensive Loss.
(2) Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by revenue reported on our Condensed Consolidated Statements of Operations and Comprehensive Loss for the applicable period.
We do not provide GAAP net loss on a forward-looking basis because we are unable to predict with reasonable certainty our future stock-based compensation expense, fair value adjustments, variable interest expense, litigation and restructuring expense and any unusual gains or losses without unreasonable effort. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. For this reason, we are unable without unreasonable effort to provide a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure, GAAP net loss, on a forward-looking basis.

Revenues
Revenues from our two offerings of products and services are as follows:

	Three Months Ended March 31,
(In thousands)	2022 (Unaudited)	% of Revenue	2021 (Unaudited)	% of Revenue	$ Variance	% Variance
Digital Ad Solutions	$53,137	56.5%	$53,045	58.7%	$92	0.2%
Cross Platform Solutions (1)	40,829	43.5%	37,285	41.3%	3,544	9.5%
Total revenues	$93,966	100.0%	$90,330	100.0%	$3,636	4.0%
(1) Cross Platform Solutions revenue includes revenue from our movies business, which grew from $6.8 million in the first quarter of 2021 to $8.2 million in the first quarter of 2022.